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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT


                     Pursuant to Section 13 or 15 (d) of the
                         Securities Exchange Act of 1934


        Date of Report (Date of earliest event reported): April 15, 2003


                               FIFTH THIRD BANCORP
             (Exact name of registrant as specified in its charter)

             Ohio                        0-8076               31-0854434
 (State or other jurisdiction         (Commission           (IRS Employer
       of incorporation)              File Number)       Identification No.)

                Fifth Third Center
    38 Fountain Square Plaza, Cincinnati, Ohio                   45263
     (Address of principal executive offices)                 (Zip Code)

       Registrant's telephone number, including area code: (513) 534-5300

                                 Not Applicable
             (Former name or address, if changed since last report)


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Item 7. Financial Statements and Exhibits

    Exhibit (12)(a) - Computations of Consolidated Ratios of Earnings to Fixed
                      Charges.
    Exhibit (12)(b) - Computations of Consolidated Ratios of Earnings to
                      Combined Fixed Charges and Preferred Stock Dividend Requirements.
    Exhibit 99.1    - Press release dated as of April 15, 2003.

Item 9. Regulation FD Disclosure

On April 15, 2003, Fifth Third Bancorp issued a press release announcing its earnings release for the first quarter of 2003. A copy of this press release is attached as Exhibit 99.1.

This information, furnished under Item 9. Regulation FD Disclosure, is also intended to be furnished under Item 12. Results of Operations and Financial Condition, in accordance with SEC Release No. 33-8216.

The information in this Form 8-K and Exhibit 99.1 attached hereto shall not be deemed filed for purposes of Section 18 of the Securities Act of 1934, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, except as shall be expressly set forth by specific reference.


                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                               FIFTH THIRD BANCORP
                                               (Registrant)



April 15, 2003                                 /s/ Neal E. Arnold
                                               ------------------------
                                               Neal E. Arnold
                                               Executive Vice President
                                               and Chief Financial Officer